BUSINESS ACQUISITION	6 Months Ended
Jun. 30, 2022
Winvest Group Ltd [Member]
BUSINESS ACQUISITION

NOTE 3 – BUSINESS ACQUISITION

On May 16, 2022, the Company entered into a share exchange agreement with The Catalyst Group Entertainment, LLC (“TCG”) and IQI Media (“IQI”) -see Note 1 to the financial statements.

Immediately after completion of such share exchange, the Company had a total of 17,411,217 issued and outstanding shares, with authorized share capital for common share of 4,500,000,000.

Consequently, the Company has ceased to fall under the definition of shell company as define in Rule 12b-2 under the Exchange Act of 1934, as amended (the “Exchange Act”) and TCG and IQI are now wholly owned subsidiaries.

For the acquisition of TCG and IQI, the following table summarizes the acquisition date fair value of consideration paid, identifiable assets acquired and liabilities assumed:

Consideration paid

Common stock, 900,000 shares of the Company restricted common stock valued at $2.20 per share	$1,980,000
Net liabilities assumed	40,978
Fair value of total consideration paid	$2,020,978

Net assets acquired and liabilities assumed

Cash and cash equivalents	$29,241
Other current assets	2,637
Total assets	$31,878

Accounts payable	$12,606
Due to related party	60,250
Total liabilities	$72,856
Net liabilities assumed	$40,978

The Company has allocated the fair value of the total consideration paid of $2,020,978 as follows: $1,010,489 was allocated to goodwill and $1,010,489 was allocated to intangible assets with a life of three years. The value of goodwill represents the Company’s ability to generate profitable operations going forward. Management estimated the provisional fair values of the intangible assets and goodwill on June 30, 2022. The Company’s accounting for the acquisition of IQI and TCG is incomplete. Management is performing a valuation study to calculate the fair value of the acquired intangible assets, which it plans to complete within the one-year measurement period.